UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2016

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events.

Interval Leisure Group, Inc.(“ILG”)  is filing this Current Report on Form 8-K to revise the historical financial statements contained in ILG’s Annual Report on Form 10-K for the year ended December 31, 2015 to include a footnote (Supplemental Guarantor Information footnote) in the Notes to the Consolidated Financial Statements that provides supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

The condensed consolidating information in the Supplemental Guarantor Information footnote is required as a result of the registration under the U.S. federal securities laws of certain senior notes issued by a subsidiary of ILG, that have been guaranteed by ILG and certain other subsidiaries. The Supplemental Guarantor Information footnote includes summarizing financial information for the parent company guarantor, the issuer, the combined subsidiary guarantors and the combined non-guarantor subsidiaries on a condensed consolidating basis.

These revised historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been updated in compliance with generally accepted accounting principles solely to include the Supplemental Guarantor Financial Information footnote and are incorporated herein by reference.

Except as described above, we have not modified or updated other disclosures contained in the ILG’s Consolidated Financial Statements and Notes thereto included in the 2015 Form 10-K. Accordingly, this Form 8-K, with the exception of the foregoing, does not reflect events occurring after the date of filing of the 2015 Form 10-K or update disclosures to already disclosed subsequent events or that are affected by any further subsequent events. Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the dates of the filing of the 2015 Form 10-K and should be read in conjunction with our filings with the SEC subsequent to such dates, including amendments to such filings, if any.

ITEM 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits to this Form 8-K

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1

Consolidated Financial Statements and Notes and schedule thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the 2015 Form 10-K filed with the SEC on February 26, 2016)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Jeanette E. Marbert
Name:	Jeanette E. Marbert
Title:	Executive Vice President and
Chief Operating Officer

Date:  May 4, 2016

EXHIBIT LIST

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1

Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the 2015 Form 10-K filed with the SEC on February 26, 2016)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document